UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2018 (June 14, 2018)

Trinity Place Holdings Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-8546

Delaware	22-2465228
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

340 Madison Avenue, New York, New York 10173

(Address of principal executive offices, including zip code)

(212) 235-2190

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement

On June 20, 2018, Trinity Place Holdings Inc. (the “Company”) entered into an extension (the “Extension”) of the At the Market Offering Agreement, dated December 2, 2016, between the Company and Craig-Hallum Capital Group LLC (the “Agreement”). Pursuant to the Extension, the Agreement will remain in effect until the earlier of June 30, 2019 and such date that the Agreement is terminated in accordance with the terms thereof, subject to extension of the term upon mutual agreement of the parties.

The foregoing description of the Extension is qualified by reference to the full text of the Extension, a copy of which is filed herewith as Exhibit 10.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 14, 2018, the Company held its annual meeting of stockholders. The final voting results for each of the matters submitted to a stockholder vote at the annual meeting are set forth below:

1.	The holders of the Company’s common stock elected two directors to each serve a two-year term until the Company’s 2020 annual meeting of stockholders and until his successor is duly elected and qualified or his earlier resignation or removal, based on the following voting results:

Director	For	Abstain	Withheld	Broker Non-Votes
Alexander C. Matina	23,008,424	0	175,990	4,476,735
Jeffrey B. Citrin	23,022,118	0	162,296	4,476,735

The holder of the Company’s single share of Special Stock elected one director to serve a two-year term until the Company’s 2020 annual meeting of stockholders and until her successor is duly elected and qualified or her earlier resignation or removal, based on the following voting results:

Director	For	Abstain	Withheld	Broker Non-Votes
Joanne M. Minieri	1	0	0	0

2.	The holders of the Company’s common stock ratified the selection of BDO USA, LLP as the Company’s independent auditors for the year ending December 31, 2018, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
27,625,771	35,378	0	0

3.	The holders of the Company’s common stock approved, on an advisory basis, the compensation of the Company’s named executive officers, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
21,832,645	1,342,280	9,489	4,476,735

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Extension, dated June 20, 2018, to At the Market Offering Agreement, dated December 2, 2016, between the Company and Craig-Hallum Capital Group LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Place Holdings Inc.

Date: June 20, 2018	By:	/s/ Steven Kahn
Steven Kahn
Chief Financial Officer